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                            FORM 8-K/A

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                     Date of Report:  June 23, 1997
                                      -------------

                 HOUSEHOLD INTERNATIONAL, INC.
                 -----------------------------
     (Exact name of registrant as specified in its charter)



Delaware               1-8198                  36-3121988
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(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)



2700 Sanders Road, Prospect Heights, Illinois             60070
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code 847/564-5000
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                        Exhibit Index
                        -------------

Exhibit                                      Sequentially
No.         Description                      Numbered Page
-------     -----------                      -------------

2.1         Stock Purchase Agreement by
            and among Transamerica
            Corporation, Transamerica
            Financial Corporation,
            Transamerica Financial Services
            Holding Company, Household
            Acquisition Corp. and Household
            International, Inc. dated as of
            May 20, 1997. ("CE")

2.2         Amendment to Stock Purchase
            Agreement by and among
            Transamerica Corporation,
            Transamerica Financial Corporation,
            Transamerica Financial Services
            Holding Company, Household
            Acquisition Corp. and Household
            International, Inc. dated as of
            June 23, 1997. ("CE")
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                            SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOUSEHOLD INTERNATIONAL, INC.
                                 -----------------------------
                                        (Registrant)


                                 By:  /s/ John W. Blenke
                                      ------------------
                                      John W. Blenke
                                      Assistant Secretary

Dated:  July 16, 1997
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